                                EXHIBIT 10.17

                               QUITCLAIM DEED

     ROYAL SILVER MINES, INC., (hereinafter referred to as "Transferor"), a Utah corporation, whose principal business address is 10220 North Nevada, Suite 270, Spokane, Washington 99218, in consideration of 100,000 shares of Common Stock of Centurion Mines Corporation (hereinafter referred to as "Transferee") and other valuable consideration paid to the Transferor, the receipt of which is hereby acknowledged, hereby remises, releases, and forever quitclaims to Transferee all of the interest of Transferor in and to any portion(s) of the patented mining claims described as follows:

     Boise Meridian, County of Shoshone, State of Idaho, Township 48 North, Range 5 East, Section 26, those portion of the Kildale Mining Claim (USBM claim number IMC 176715), the Kilkenny Mining Claim (number IMC 176707) and the Killarney Mining Claim (number IMC 176714) contained in Government lot 13 and that are not in conflict with the Betty mining claim (number IMC 13873).

     Dated this 9th day of December, 1997.

ROYAL SILVER MINES, INC.
                                    Attest:  John P. Ryan
BY:  /s/ Howard M. Crosby           Title: Vice President
     Title: President

STATE OF WASHINGTON   )
                      )  ss.
COUNTY OF SPOKANE     )

     On this day, personally appeared before me Howard Crosby and John Ryan, known to me to be the President and Vice President, respectively, of Royal Silver Mines, Inc., the corporation that executed the foregoing instrument, and acknowledged that said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they are authorized to execute the said instrument.

     Witness my hand and offical seal hereto affixed the day and year first above written.

                                  /s/ Shari Garber
                                  Notary Public in and for the
                                  State of Washington, residing
                                  at Spokane, Washington

Commission Expires:
February 6, 1999